UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172

Exact name of registrant as specified in charter:	World Funds Trust

Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235

Name and address of agent for service	The Corporation Trust Co.,
Corporation Trust Center,
1209 Orange St.,
Wilmington, DE 19801

With Copy to:

John H. Lively
The Law Offices of
John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Ste. 310
Leawood, KS 66211

Registrant’s telephone number, including area code:	(804) 267-7400

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2016

Item #1. Reports to Stockholders.

INDEX	Clifford Capital Partners Fund

Explanatory Note

The registrant is filing this amendment to the Certified Shareholder Report of Registered Management Investment Companies on Form N-CSR filed with the U.S. Securities and Exchange Commission on December 9, 2016 for the period ended September 30, 2016 in order to add the 12 months’ results of operations for the year ended December 31, 2015 to the statement of operations. Other than the aforementioned addition, this Form N-CSR/A does not reflect events occurring after the filing of the Form N-CSR or modify or update the disclosures therein in any way.

Annual Report to Shareholders

CLIFFORD CAPITAL PARTNERS FUND

For the Period January 1, 2016
to September 30, 2016

Clifford Capital Partners Fund

Commentary for the Fiscal Period January 1, 2016 - September 30, 2016*

We hope that this letter finds you well. We greatly appreciate your investment in the Clifford Capital Partners Fund (“the Fund”) and thank you for your support.

	Year-to-Date	Total Return,	Total Return,
	(01/01/2016 –	Since Inception	Annualized
	09/30/2016)	(01/31/14)	Since Inception

Institutional Class (CLIFX)	26.06%	36.66%	12.43%
Investor Class (CLFFX)	25.77%	35.98%	12.22%
Russell 3000® Value Index[1]	10.40%	22.70%	7.98%

(Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (800) 628-4077. Short term performance, in particular, is not a good indication of the fund’s future performance, and an investment should not be made based solely on returns.)

The Fund had a very solid fiscal year-to-date, posting a return more than 15.0% higher than the Russell 3000 Value Index. Several stocks were up significantly, and there were few laggards.

Notably, the Fund has shifted its exposure toward more attractively valued small-cap and mid-cap stocks, as opposed to more fully-valued large-cap stocks. This shift occurred stock by stock, as we strive to opportunistically select investments, using our disciplined bottom-up investment process. We strive to maintain a long-term perspective (our investment time horizon is generally 3-5 years), and this move toward smaller-cap stocks was also based on long-term thinking. However, this shift has certainly helped the Fund’s recent performance results. Despite a strong move in smaller-cap stocks, we still see more compelling value in smaller-cap investments compared to their large-cap counterparts.

We are pleased with the recent performance of the Fund. We are grateful for it and glad to see our investments working out. However, our focus is centered on—and will continue to be aligned toward—the long-term potential of the Fund’s investments: its future return potential. Borrowing from our quarterly letter one year ago (a time when the Fund was underperforming):

“...we remain focused on the long-term and strive to avoid getting too excited—for better or for worse—about short-term results. We remain focused on the long-term potential and value of each investment we own—while searching for new bargains arising in the turmoil—and we will adhere to our long-term investment discipline, the C-Quad Philosophy™. In a nutshell, we strive to purchase stocks with low expectations that are trading at a meaningful discount to what we think they are worth and wait patiently for the value to be recognized by the market.”

[1] The Russell 3000® Value Index is a capitalization-weighted index which is designed to measure performance of Russell 3000 Index companies, respectively, with lower price-to-book ratios and lower forecasted growth values. Numbers presented include the reinvestment of dividends (total return).

* On February 18, 2016, the Board of Trustees approved a change in the Fund’s fiscal year end to September 30.

We remain convinced that a long-term investment manager’s skill should be measured over a multi-year time frame; that’s how we look at ourselves and how we hope you’ll measure us as well. In the short-term we may look clever at times (like this year) or less sensible at other times (only one year ago), but our investment process did not change one whit in those two periods, and most of the outperformance this year has been attributable to the same stocks that hurt last year’s results.

Adhering to our long-term, differentiated investment philosophy is the right thing to do, in our opinion, regardless of whether the Fund is outperforming or underperforming in the short-term. If we select the right stocks, we believe the Fund will do well over the long-term, which is our ultimate goal.

We think long-term outperformance is most likely when we: 1) select stock investments through our independent bottom-up, fundamental research, striving to avoid the behavioral and emotional reasons that can cause trouble for investors (and striving to take advantage of times investors are likely acting on emotion, rather than impartial, cold analysis); 2) purchase investments only when they trade at a meaningful discount to what we believe they are worth, using conservative assumptions—not wishful thinking; 3) have the conviction to manage a relatively concentrated Fund (25-35 stocks) where every investment makes a difference to the Fund; and 4) have the patience to hang in there if the facts suggest that’s the right thing to do.

We believe this is a winning formula for the long-term.

The Fund’s Shift to Smaller Companies
As a Fund that is able to invest in companies across the market-cap spectrum, we strive to find the best investments we can, irrespective of market capitalization. This bottom-up search (finding stocks one-by-one based on their individual merits) has led us to make a fairly significant change in the Fund’s market cap composition this year, with most of the changes being made in January. The charts below illustrate these changes:

The shift away from larger-cap stocks was based on the simple premise that we saw significantly better values in the stock prices of smaller companies (and we still do, even though the Fund’s smaller companies have done quite well so far this year). The Fund’s cash balance has also increased, providing some dry powder for future opportunities that may be better than today’s.

We still have conviction in the large-cap names we own and believe they are solid investments (almost all of them are Core companies—elite businesses with sustainable competitive advantages), but we think it’s prudent to add to smaller-cap stocks when the reward-to-risk trade-off is as attractive as it has been.

Aren’t Smaller Stocks Riskier?
We’ve spent a significant amount of time thinking about—and debating about—whether this shift toward smaller companies has introduced more risk into the Fund. We concluded that the attractiveness of these stocks outweighs the potential risks of having a larger weighting of them.

We think it is possible that the Fund could experience more volatility over short-term periods given its higher concentration in small-cap and mid-cap stocks, which historically experience higher volatility than large-caps. However, based on our analysis, the higher potential long-term returns of the smaller-cap stocks in the Fund (especially when comparing them to the large-caps we sold out of the Fund) more than make up for the risk of higher volatility.

This is a trade-off we’re willing to make when we believe the reward-to-risk ratio is in our favor. In fact, based on our valuation models at the end of September 2016, we believe the Fund’s small- and mid-cap stocks have roughly two times more potential upside than our large-cap stocks with about the same downside risks (our subjective estimate of how much the stock price may decline over the next year).

Won’t They Perform Worse in Tough Markets?
There is also a widely-held perception that smaller stocks will perform poorly if the market takes a turn for the worse. We think this belief, as well as a strong desire for stock market “safety”, has led investors to flock into large-cap stocks (particularly stocks with attractive dividends), leading to higher valuations for large-caps (and ironically, less “safety”, in our opinion), while at the same time leading to opportunities in select small- and mid-cap stocks.

We also believe it’s possible for the stocks of smaller companies to outperform large-caps during times of stock market stress. Although past history is not a guide to future returns, we noted with interest that of the five worst years since 1980 for the Russell 1000® Index (a proxy for large-cap stocks), the Russell 2000® Index2 (a proxy for small-cap stocks) performed better in each year, so there is evidence that small cap stocks are not always doomed in times of market declines.

Year	Russell 1000 Index	Russell 2000 Index	Outperformance
2008	-37.6%	-33.8%	3.8%
2002	-21.7%	-20.5%	1.2%
2001	-12.5%	2.5%	15.0%
1981	-9.7%	-1.5%	8.2%
2000	-7.6%	-3.0%	4.6%

We believe that a stock’s valuation will ultimately have the largest effect on its future returns, not its inclusion in a particular index or asset class.

Put another way, we think a bargain price is the most important determining factor for a stock’s future returns and we are simply finding more of these bargains today in smaller-capitalization stocks. As shareholders ourselves, we want to invest in the best investments we can find at the Fund, and we will continue to diligently search for undervalued stocks, one by one, irrespective of market capitalization.

[2] The Russell 1000® Index is a capitalization-weighted index which is designed to measure performance of the largest 1000 companies in the Russell 3000 Index. The Russell 2000® Index is comprised of the smallest 2000 companies in the Russell 3000 Index. Numbers presented include the reinvestment of dividends (total return), except for 1981, which does not include dividends.

Individual Stock Performance
Contributors: The three greatest contributors during the fiscal year-to-date period were Cloud Peak Energy (ticker: CLD – 3.15% of the Fund at September 30, 2016), Career Education (ticker: CECO – 2.92% of the Fund at September 30, 2016) and Dolby (ticker: DLB – 3.48% of the Fund at September 30, 2016).

CLD: Cloud Peak is a thermal coal producer (coal used by power plants) based in Wyoming’s Powder River Basin, home to some of the cleanest and easiest-to-mine coal in the U.S. The stock struggled last year alongside its competitors, most of whom are now bankrupt. We believe Cloud’s balance sheet is rock solid and it remains prepared to weather the cyclical storm of low coal prices that has afflicted its industry.

While he likely isn’t going to receive much positive press given the industry he operates in, we believe the firm’s CEO, Colin Marshall, has done a fantastic job operating this company and managing its resources. He led his team to maintain very low operating costs, allowing the company to generate positive cash flows even with coal prices at cyclical lows. He also did an admirable job eliminating off-balance-sheet liabilities that could have taken away some of the company’s cash, which he then used to pay off some of the company’s debt at a discount. These wise uses of capital have led to a significantly higher stock price, as investors have recognized that Cloud Peak is different than the other coal companies. We believe supply and demand in the coal market is starting to move back in balance, which should eventually lead to higher coal prices and a continued improvement in Cloud Peak’s prospects.

CECO: Career Education has shown good progress in its transition to a pure-play online degree company. As we’ve described before, the company is shutting down its career schools, which we think was a wise decision for students, and for us as shareholders. While the company still has some work to do to complete these shutdowns and there are more cash outlays to come, the company has turned the corner in its financial performance and the market has realized this, driving its stock up sharply this year.

DLB: Dolby has been a mainstay in the Fund since its inception. Its sound technologies are ubiquitous in most consumer electronics that produce a high-quality audio experience. The company earns high-margin patent licensing revenue on its various technologies (the crown jewel of the company’s business model). In our Q3 2015 quarterly commentary, we had highlighted Dolby as an example of a company that we believed was undervalued because of investor worries about relatively high levels of research and development (“R&D”) that had temporarily depressed the company’s earnings. We believed this R&D spending was a wise investment, and that the products Dolby was developing would eventually bear fruit.

Since that letter, the stock has appreciated sharply on anticipation of several new products that are expected to make a meaningful contribution to the firm’s revenues and earnings. We think Dolby’s prospects are still strong and its products will be well-received by consumers. On that note, we encourage you to watch a movie in a Dolby Cinema location. Dolby Cinema is a premier movie theatre experience combining Dolby’s best audio and video technologies, and seats that you won’t want to get out of. The company partnered with AMC last year for its AMC Prime offering and there are already several locations open (hopefully there’s one close to you), with a planned total of 100 locations in service by the end of 2017. We think you’d be delighted by the experience.

Detractors: The three largest detractors during the fiscal year-to-date period were Quality Systems (ticker: QSII – 0.00% of the Fund at September 30, 2016), Microsoft (ticker: MSFT – 0.00% of the Fund at September 30, 2016), and Northern Trust (ticker: NTRS – 0.00% of the Fund at September 30, 2016).

All three stocks were sold early in the year and the proceeds were deployed into stocks that we felt were more attractively valued. This occurred while the market was down, leading to modest losses in each of these three stocks.

QSII: We sold Quality Systems after the firm’s results showed evidence that the key point of our investment thesis (the sustainability of the firm’s high-margin maintenance and support revenues) was at risk. The firm’s new management team was focused on changing its business model from a traditional license sale with ongoing maintenance and support, to a model that revolves around cloud-based subscription revenues. It’s possible that this shift could be the correct decision for the company in the long-term, but it was a riskier path than we were comfortable with, so we sold the stock.

MSFT and NTRS: We sold Microsoft and Northern Trust (both Core stocks) to provide capital for more attractive Contrarian investment opportunities. In both cases, we still believed that these are strong companies and we were pleased with our investments in them, but their stocks’ valuation was no longer as attractive as other investment opportunities. As such, these stocks became sources of capital.

This is consistent with our C-Quad Philosophy: we will sell Core stocks to buy Contrarian stocks when there are excellent Contrarian opportunities and there is insufficient cash to make the trades. We believe this opportunistic trading can add value to the Fund over the long-term.

Final Comments
Thank you for your investment in the Fund. We appreciate your support, and we will continue to strive to prudently manage your money.

Sincerely yours,

Ryan Batchelor, CFA, CPA
Principal and Portfolio Manager
Clifford Capital Partners, LLC

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling (800) 628-4077, or by going to the Clifford Capital Partners Funds website at www.cliffordcapfunds.com and clicking on the “Prospectus” link. Read it carefully before investing.

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2016 and are subject to change at any time.

	Institutional Shares

	Period
	1/1/2016	Average Annual Return
	to	Since Inception
	9/30/2016	01/31/14 to 09/30/16

Clifford Capital Partners Fund:	26.06%	12.43%
Russell 3000 Value® Index:	10.40%	7.98%

The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares Past performance is not predictive of future performance.

The Russell 3000 Value® Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

	Investor Shares

	Period
	1/1/2016	Average Annual Return
	to	Since Inception
	9/30/2016	01/31/14 to 09/30/16

Clifford Capital Partners Fund:	25.77%	12.22%
Russell 3000 Value® Index:	10.40%	7.98%

The total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Past performance is not predictive of future performance.

The Russell 3000 Value® Index is generally considered to be representative of the performance of unmanaged common stocks that comprise the broad value segment of the U.S. securities markets. You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance.

CLIFFORD CAPITAL PARTNERS FUND
SCHEDULE OF INVESTMENTS
September 30, 2016

COMMON STOCKS - 93.71%	Shares	Fair Value

CONSUMER DISCRETIONARY - 12.03%
Career Education Corp.*	20,421	$138,659
Target Corp.	2,345	161,055
Tilly’s, Inc. - Class A*	14,624	137,319
Urban Outfitters. Inc.*	3,860	133,247

		570,280

CONSUMER STAPLES - 6.41%
Avon Products, Inc.	22,433	126,971
The Proctor & Gamble Co.	1,034	92,801
Wal-Mart Stores, Inc.	1,169	84,308

		304,080

ENERGY - 5.82%
Cloud Peak Energy, Inc.*	27,493	149,562
Devon Energy Corp.	2,868	126,507

		276,069

FINANCIALS - 16.24%
American Express Co.	2,914	186,612
American International Group, Inc.	1,440	85,450
CIT Group, Inc.	5,378	195,221
CVB Financial Corp.	6,370	112,176
Westamerica Bancorporation	3,738	190,189

		769,648

HEALTH CARE MANUFACTURING - 6.43%
Johnson & Johnson	914	107,971
Landauer, Inc.	4,420	196,602

		304,573

INDUSTRIALS - 16.02%
C. H. Robinson Worldwide, Inc.	1,873	131,972
The Dun & Bradstreet Corp.	1,324	180,885
Fastenal Co.	3,613	150,951
KLX, Inc.*	3,690	129,888
Stericyle, Inc.*	2,070	165,890

		759,586

INFORMATION TECHNOLOGY - 18.51%
Cisco Systems, Inc.	3,119	98,935
Dolby Laboratories, Inc. - Class A	3,039	164,987
eBay, Inc.*	5,343	175,785
EVERTEC, Inc.	9,310	156,222
International Business Machines Corp.	939	149,160
MasterCard, Inc. - Class A	1,300	132,301

		877,390

CLIFFORD CAPITAL PARTNERS FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2016

COMMON STOCKS	Shares	Fair Value

SEMICONDUCTORS - 5.59%
Linear Technology Corp.	2,243	$132,987
Xcerra Corp.*	21,767	131,908

		264,895

TELECOMMUNICATION SERVICES - 3.53%
Lumos Networks Corp.*	11,953	167,342

UTILITIES - 3.13%
Exelon Corp.	4,461	148,507

TOTAL COMMON STOCKS - 93.71%
(Cost: $ 3,686,578)		4,442,370

MONEY MARKET FUND - 6.47%
Federated Institutional Prime Obligations Fund 0.38%**	306,677	306,677

(Cost: $ 306,677)

TOTAL INVESTMENTS - 100.18%
(Cost: $ 3,993,255)		4,749,047
Liabilities in excess of other assets - (0.18%)		(8,464)

NET ASSETS - 100.00%		$4,740,583

*Non-Income producing.
** Effective 7 day yield as of September 30, 2016.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2016

ASSETS
Investments at fair value (identified cost of $3,993,255) (Note 1)	$4,749,047
Dividends and interest receivable	1,321

TOTAL ASSETS	4,750,368

LIABILITIES
Accrued investment management fees	9,188
Accrued 12b-1 fees	597

TOTAL LIABILITIES	9,785

NET ASSETS	$4,740,583

Net Assets Consist of:
Paid-in-capital applicable to 361,653 no par value shares of
beneficial interest outstanding, unlimited shares authorized	$4,234,413
Accumulated net investment income (loss)	30,790
Accumulated net realized gain (loss) on investments	(280,412)
Net unrealized appreciation (depreciation) of investments	755,792

Net Assets	$4,740,583

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Institutional Class Shares:
Net Assets	$4,476,945
Shares Outstanding	341,491
Net Asset Value	$13.11

Investor Class Shares:
Net Assets	$263,638
Shares Outstanding	20,162
Net Asset Value	$13.08

REDEMPTION PRICE PER SHARE INCLUDING REDEMPTION FEE OF 2%	$12.82

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENTS OF OPERATIONS

	Period January 1, 2016 to September 30, 2016(1)	Year ended December 31, 2015

INVESTMENT INCOME
Dividends	$45,134	$81,718
Interest	706	29

Total investment income	45,840	81,747

EXPENSES
Investment management fees (Note 2)	24,167	35,057
12B-1 and servicing fees Investor Class (Note 2)	238	381

Total expenses	24,405	35,438

Net investment income (loss)	21,435	46,309

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(45,105)	(234,167)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	864,181	(307,546)

Net realized and unrealized gain (loss) on investments	819,076	(541,713)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$840,511	$(495,404)

(1) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
STATEMENTS OF CHANGES IN NET ASSETS (1)

	Period January 1, 2016 to September 30, 2016	Year ended December 31, 2015	Period January 31, 2014 (2) to December 31, 2014

Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$21,435	$46,309	$21,780
Net realized gain (loss) on investments	(45,105)	(234,167)	66,897
Net increase (decrease) in unrealized appreciation
(depreciation) of investments	864,181	(307,546)	199,157

Increase (decrease) in net assets from operations	840,511	(495,404)	287,834

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Institutional Class	–	(35,445)	(21,358)
Investor Class	–	(1,510)	(717)
Net realized gain
Institutional Class	–	(34,257)	(30,313)
Investor Class	–	(1,388)	(1,783)

Decrease in net assets from distributions	–	(72,600)	(54,171)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Institutional Class	911,369	2,011,419	2,874,899
Investor Class	104,538	75,031	154,280
Distributions reinvested
Institutional Class	–	69,702	51,671
Investor Class	–	2,898	2,500
Shares redeemed
Institutional Class	(271,318)	(1,398,581)	(256,000)
Investor Class	–	(94,541)	(3,454)
Increase (decrease) in net assets from capital stock

transactions	744,589	665,928	2,823,896

NET ASSETS
Increase (decrease) during period	1,585,100	97,924	3,057,559
Beginning of period	3,155,483	3,057,559	–

End of period	$4,740,583	$3,155,483	$3,057,559

Includes undistributed net investment income (loss) of:	$30,790	$9,355	$–

(1) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.
(2) On January 31, 2014, the Fund commenced investment operations.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Institutional Class

	Period January 1, 2016 to September 30, 2016(2)		Year ended December 31, 2015	Period January 31, 2014*** to December 31, 2014

Net asset value, beginning of period	$10.40		$11.83	$10.00

Investment activities
Net investment income (loss)(1)	0.07		0.14	0.13
Net realized and unrealized gain (loss)
on investments	2.64		(1.33)	1.92

Total from investment activities	2.71		(1.19)	2.05

Distributions
Net investment income	–		(0.12)	(0.09)
Net realized gain	–		(0.12)	(0.13)

Total distributions	–		(0.24)	(0.22)

Net asset value, end of period	$13.11		$10.40	$11.83

Total Return	26.06%	**	(10.04% )	20.51%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	0.90%	*	0.90%	0.90%	*
Net investment income (loss)	0.81%	*	1.20%	1.30%	*
Portfolio turnover rate	24.41%	**	54.61%	31.91%	**
Net assets, end of period (000’s)	$4,477		$3,033	$2,894

*	Annualized
**	Not annualized
***	Commencement of operations
(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD

	Investor Class

	Period January 1, 2016 to September 30, 2016(2)		Year ended December 31, 2015	Period January 31, 2014*** to December 31, 2014

Net asset value, beginning of period	$10.40		$11.86	$10.00

Investment activities
Net investment income (loss)(1)	0.05		0.11	0.13
Net realized and unrealized gain (loss)
on investments	2.63		(1.32)	1.91

Total from investment activities	2.68		(1.21)	2.04

Distributions
Net investment income	–		(0.13)	(0.05)
Net realized gain	–		(0.12)	(0.13)

Total distributions	–		(0.25)	(0.18)

Net asset value, end of period	$13.08		$10.40	$11.86

Total Return	25.77%	**	(10.22% )	20.42%	**
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.10%	*	1.10%	1.10%	*
Net investment income (loss)	0.61%	*	0.98%	1.19%	*
Portfolio turnover rate	24.41%	**	54.61%	31.91%	**
Net assets, end of period (000’s)	$264		$123	$164

*	Annualized
**	Not annualized
***	Commencement of operations
(1) Per share amounts calculated using the average number of shares outstanding throughout the period.
(2) On February 18, 2016, the Board of Trustees approved a change to the Fund’s fiscal year end to September 30.

See Notes to Financial Statements

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS
September 30, 2016

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Clifford Capital Partners Fund (the “Fund”) is a series of the World Funds Trust (the “Trust”), which was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended. The Fund is a diversified open-end management company and was established in January, 2014 as a series of Cottonwood Mutual Funds (“CMF”). On February 6, 2016, the Fund was reorganized from a series of CMF into the Trust.

On February 18, 2016 the Board of Trustees (the “Board”) of the Trust approved that the fiscal year end be changed to September 30.

The objective of the fund is to seek to achieve long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation

The Fund’s securities are valued at current market prices. Investments in securities traded on national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sales price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS - continued
September 30, 2016

is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund’s procedures may differ from the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

		Level 2
		Other	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Common Stocks	$4,442,370	$-	$-	$4,442,370
Money Market Fund	306,677	-	-	306,677

	$4,749,047	$-	$-	$4,749,047

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and sector.

There were no transfers into or out of any levels during the period January 1, 2016 to September 30, 2016. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period. The Fund held no Level 3 securities at any time during the period January 1, 2016 to September 30, 2016.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS - continued
September 30, 2016

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. The cost of securities sold is determined generally on a specific identification basis.

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. For the period January 1, 2016 to September 30, 2016, there were no such reclassifications.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS - continued
September 30, 2016

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period for the effect of expenses applicable for each class. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The fund currently offers two classes of shares: Investor Class and Institutional Class. Investor Class shares include a redemption fee of 2% on the proceeds of Investor Class shares redeemed within 60 days of purchase. Institutional Class shares are not subject to a redemption fee.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. Under this Agreement the Adviser pays the operating expenses of the Fund excluding fees payable under the Advisory Agreement, brokerage fees and commissions, taxes, interest expense, interest and dividend expenses on securities sold short, the costs of acquired fund fees and expenses, 12b-1 fees, shareholder service fees, and extraordinary expenses. For its services the Adviser receives an investment management fee equal to 0.90% of the average daily net assets of the Fund. For the period January 1, 2016 through September 30, 2016, management fees earned amounted to $24,167, of which $9,188 was owed to the Adviser as of September 30, 2016.

The Adviser received fees for the period January 1, 2016 to September 30, 2016 as follows:

Fee	Management Fee Earned
0.90%	$24,167

The Fund has adopted a Shareholder Services Plan (the “Plan”) for the Investor Class shares. Pursuant to the Plan, the Fund may compensate Financial Intermediaries that provide services for shareholders of the Fund. The Plan provides that the Fund will pay the annual rate of 0.20% of the average daily net

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS - continued
September 30, 2016

assets of the Fund’s Shares for activities relating to these services. Such activities may include the provision of sub-accounting, recordkeeping and/or administrative services, responding to customer inquiries, and providing information on customer investments. Because the shareholder services fees are paid out of the Fund’s assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges. The Plan, while primarily intended to compensate for shareholder services expenses, was adopted pursuant to Rule 12b-1 under the 1940 Act, and it therefore may be used to pay for certain expenditures related to financing distribution related activities of the Fund. For the period January 1, 2016 to September 30, 2016, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Investor Class	12b-1	$238

Certain officers of the Trust are also officers and/or directors of First Dominion Capital Corp. (“FDCC”) and Commonwealth Fund Services, Inc. (“CFSI”). Additionally, John H. Lively of the Law Offices of John H. Lively and Associates, Inc., a member of The 1940 Act Law GroupTM, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is the owner of the Law Offices of John H. Lively and Associates, Inc. Mr. Lively receives no special compensation from the Trust or the Fund for serving as an officer of the Trust.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from the sales of securities other than short-term notes for the period January 1, 2016 to September 30, 2016, were as follows:

Purchases	Sales
$1,406,975	$836,458

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS - continued
September 30, 2016

The tax character of distributions paid during the period January 1, 2016 through September 30, 2016, the year ended December 31, 2015, and the period January 1, 2014 through December 31, 2014 was as follows:

	Period January 1,		Period January 31,
	2016 to	Year ended	2014 to
	September 30, 2016	December 31, 2015	December 31, 2014
Distributions paid from:
Ordinary income	$ -	$ 72,600	$ 54,171

As of September 30, 2016, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Period January 1, 2016
to September 30, 2016
Accumulated net investment income (loss)	$30,790
Accumulated net realized gain (loss)	(192,953)
Net unrealized appreciation (depreciation) on
investments	668,333

$506,170

As of September 30, 2016, the Fund had a $8,001 capital loss carryforward that may be carried forward indefinitely and retains the character of long-term capital loss.

For tax purposes, the Fund has a current year post October capital loss of $184,952. This loss will be recognized for tax purposes on the first day of the Fund’s next fiscal year, October 1, 2016.

The difference between book basis and tax basis distributable earning is attributable primarily to tax deferral of capital loss carryforwards, post October losses and wash sales.

As of September 30, 2016, the cost of securities for Federal Income tax purpose and the related tax-based net unrealized appreciation (depreciation) consists of:

	Gross	Gross	Total Unrealized
	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$4,080,714	773,142	(104,809)	$668,333

CLIFFORD CAPITAL PARTNERS FUND
NOTES TO FINANCIAL STATEMENTS - continued
September 30, 2016

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales.

NOTE 5 – TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

Capital stock transactions were:

Period January 1, 2016 to September 30, 2016

	Institutional Class	Investor Class
Shares sold	76,018	8,345
Shares reinvested	-	-
Shares redeemed	(26,010)	-

Net increase (decrease)	50,008	8,345

Year ended December 31, 2015

	Institutional Class	Investor Class
Shares sold	170,900	6,485
Shares reinvested	6,625	276
Shares redeemed	(130,576)	(8,762)

Net increase (decrease)	46,949	(2,001)

Period January 31, 2014* to December 31, 2014

	Institutional Class	Investor Class
Shares sold	262,490	13,916
Shares reinvested	4,324	209
Shares redeemed	(22,280)	(307)

Net increase (decrease)	244,534	13,818

* Commencement of operations.

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated all transactions and events subsequent to the date of the statement of assets and liabilities through the date on which these financial statements were issued. Except as already included in the notes to these financial statements, no additional items require disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Clifford Capital Partners Fund and
Board of Trustees of World Funds Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clifford Capital Partners Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2016, and the related statements of operations for each of the two periods in the period then ended, the statements of changes in net assets and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clifford Capital Partners Fund as of September 30, 2016, the results of its operations for each of the two periods in the period then ended, the changes in its net assets and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As referenced on the Statements of Operations, the results of operations of Clifford Capital Partners Fund for the year ended December 31, 2015, has been included to correct for the omission of that information.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 23, 2016 (except for the Statement of Operations for the year ended December 31, 2015, as to which the date is February 15, 2017)

SUPPLEMENTAL INFORMATION (unaudited) World Funds Trust (the “Trust”)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and birth years of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 61	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013; Virginia Commonwealth University, Professor of Marketing from 1989 to 2013.	36	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 58	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008.	36	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 80	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present.	36	Independent Trustee of Gardner Lewis Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John Pasco III 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 71	President and Principal Executive Officer	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Fund Services, Inc., the Trust’s Administrator, Transfer Agent, Disbursing Agent, and Accounting Services Agent since 1993; and President and Director of First Dominion Capital Corp., the Trust’s underwriter. Mr. Pasco is a certified public accountant.	N/A	N/A
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 52	Treasurer and Principal Financial Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003- present.	N/A	N/A
David Bogaert 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 52	Vice President	Indefinite, Since November 2013	Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.	N/A	N/A
Ann T. MacDonald 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 61	Assistant Treasurer	Indefinite, Since November 2015	Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 – present.	N/A	N/A
John H. Lively 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Secretary	Indefinite, Since November 2013	Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to present.	N/A	N/A
Holly B. Giangiulio 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 53	Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015-present, Corporate Accounting and HR Manager from 2010 to 2015.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 47	Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	N/A	N/A

SUPPLEMENTAL INFORMATION (unaudited)
World Funds Trust (the “Trust”)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-637-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

CLIFFORD CAPITAL PARTNERS FUND
FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distributions (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six months, April 1, 2016, and held for the six months ended September 30, 2016.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/16	Ending Account Value 9/30/16	Annualized Expense Ratio	Expenses Paid During Period* Ended 9/30/16
Institutional Class Actual	$1,000	$1,162.20	0.90%	$4.86
Institutional Class Hypothetical**	$1,000	$1,020.50	0.90%	$4.55
Investor Class Actual	$1,000	$1,160.60	1.10%	$5.94
Investor Class Hypothetical**	$1,000	$1,019.50	1.10%	$5.55

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 183 days in the most recent period divided by 366 days in the current year.

** 5% return before expenses

Investment Adviser:
Clifford Capital Partners, LLC
40 Shuman Boulevard, Suite 250
Naperville, Illinois 60563

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Administrator and Fund Accounting:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

Legal Counsel:
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

More Information:
For 24 hours, 7 days a week price information, and for information on any series of The World Funds Trust investment plans, and other shareholder services, call Commonwealth Fund Services, Inc. at (800) 673-0550 Toll Free.

ITEM 2.           CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.           AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.           PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $15,000 for 2016 and $15,000 for 2015.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2015.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2016 and $2,500 for 2015.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2016 and $0 for 2015.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant’s Audit Committee must pre-approve all audit and non-audit services to be provided to the registrant. The Audit Committee also pre-approves any non-audit services provided by the registrant’s principal accountant to the Clifford Capital Partners Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)       NA

(c)       0%

(d)       NA

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2015.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant’s investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.           AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.           SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.           DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.           PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.           PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.           CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.           EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: World Funds Trust

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III Chief Executive Officer (principal executive officer)

Date: February 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ John Pasco, III

John Pasco, III Chief Executive Officer (principal executive officer)

Date: February 15, 2017

By (Signature and Title)*:	/s/ Karen Shupe

Karen Shupe Chief Financial Officer (principal financial officer)

Date: February 15, 2017

* Print the name and title of each signing officer under his or her signature.